                          LOAN MODIFICATION AGREEMENT

     THIS LOAN MODIFICATION AGREEMENT (this "Agreement") is being entered into by and between COMPASS BANK, an Alabama banking corporation ("Bank"), and JUST FOR FEET, INC., an Alabama corporation ("Borrower"), as of the fifth day of June, 1998.

                                 R E C I T A L S

     Borrower is the maker of a certain Sixty Million and no/100 Dollars ($60,000,000) Master Revolving Promissory Note dated as of May 6, 1998 (the "Note") which evidences Borrower's indebtedness to Bank under a $60,000,000 Revolving Line of Credit (the "Line of Credit"). The Borrower has requested that the credit availability under the Note be increased to $70,000,000 through September 6, 1998 and thereafter reduced back to $40,000,000.

                                 A G R E E M E N T

     NOW THEREFORE, in consideration of the premises, the mutual agreements of the parties as set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank, intending to be legally bound hereby, agree as follows:

     1.  MODIFICATION OF LINE OF CREDIT.  Provided that no event of default
         ------------------------------
occurs under the Note, the principal credit availability under the Line of Credit shall be increased from $60,000,000 to $70,000,000 through September 6, 1998 and thereafter shall be reduced back to $40,000,000.

     2.  AMENDMENT OF NOTE.  The Note shall be and is hereby amended as set
         -----------------
forth in the form of Master Revolving Promissory Note attached hereto as Exhibit A.

     3.  REPRESENTATIONS AND WARRANTIES.  Each representation, warranty and
         -------------------------------
covenant contained in the Note is hereby reaffirmed as of the date hereof. Borrower represents that Borrower has no offsets or claims against Bank arising under, related to or connected with the Note.

     4.  EXECUTION AND EFFECTIVENESS.  This Agreement has been negotiated, and
         ---------------------------
is being executed and delivered, in the State of Alabama. The effective date of this Loan Modification Agreement is June fifth, 1998. Except as expressly set forth herein or as is necessary to carry out the intent of this Agreement, the Note shall remain in full force and effect in accordance with its terms, as amended hereby.

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and effective as of the date first above set forth, but actually signed on the dates set forth below.

                              BORROWER:
                              --------

ATTEST:                       JUST FOR FEET, INC.


By /s/ Scott C. Wynne       By /s/ Eric L. Tyrn
   -------------------         ------------------

     Its  Secretary                 Its  Executive Vice President
         ---------------                ----------------------------

                              Date Executed:  June 5, 1998
                                            -----------------
(CORPORATE SEAL)

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

                              BANK:
                              ----

                              COMPASS BANK


________________________      By______________________________
     Witness                       Its________________________

                              Date Executed:__________________

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

STATE OF ALABAMA)

COUNTY OF SHELBY)

     I, Doris Lee Sewell, a Notary Public in and for said County in said State,
        ----------------
hereby certify that Eric L. Tyrn, whose name as Executive VP of JUST FOR FEET,
                    ------------                ------------
INC., a corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

     Given under my hand this the fifth day of June, 1998.
                                  -----        ----


                                    /s/ Doris Lee Sewell
                                    ---------------------------
                                    Notary Public
[NOTARIAL SEAL]
                                    My Commission Expires: August 30, 1999
                                                           ---------------


STATE OF ALABAMA              )

COUNTY OF JEFFERSON           )

     I, ____________________________________, a Notary Public in and for said
County in said State, hereby certify that _________________________ , whose name as _______________ of COMPASS BANK, an Alabama corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

     Given under my hand this the _______ day of ________, 1998.


                              _______________________________________________
                              Notary Public
[NOTARIAL SEAL]
                              My Commission Expires: ________________________

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